Exhibit 10.3

AMENDMENT TO SECURED PROMISSORY NOTE

This AMENDMENT TO SECURED PROMISSORY (the “Amendment”), dated as of May 31, 2023, is by and between Mark Burish (“Lender”) and Sonic Foundry, Inc. (“Borrower”).

RECITALS

WHEREAS, Lender and Borrower are parties to that certain Secured Promissory Note dated as of November 16, 2022 (the “Note”) along with that certain Security Agreement dated as of November 16, 2022, as amended (“Security Agreement”);

WHEREAS, Lender and Borrower wish to amend the Note as provided herein; and

WHEREAS, capitalized terms used and not specifically defined herein shall have the meanings provided in the Note or Security Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby agree as follows:

AGREEMENTS

1.    Amendments to Note. Lender and Borrower agree to the following amendments to the Note:

a.	The Principal Amount as set forth on the face of the Note is hereby amended and restated in its entirety to read as follows:

Principal Amount: $3,000,000, plus the principal amount of any Advances made hereunder up to a maximum principal amount of $2,000,000.

b.	The introductory paragraph of the Note is hereby amended and restated in its entirety to read as follows:

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, Sonic Foundry, Inc., a Maryland corporation (the “Borrower”), hereby unconditionally promises to pay to the order of Mark Burish (the “Lender”, and together with the Borrower , the “Parties”), in lawful money of the United States of America, the original principal amount of Three Million U.S. Dollars ($3,000,000) (“Initial Loan Amount”), plus the principal amount of all Advances made hereunder up to a maximum additional principal amount of $2,000,000 (“Additional Loan Amount”), plus accrued and unpaid interest thereon, as provided in this Secured Promissory Note (this “Note”).

c.	The Definition of “Loan” in Section 1.1 of the Note is hereby amended and restated in its entirety to read as follows:

“Loan” means the Initial Loan Amount of Three Million U.S. Dollars ($3,000,000), plus the amount of any Advances (as hereinafter defined).

d.	Section 1.3 is added to the Note and shall read as follows:

1.3         Advances. Borrower shall have the right, at any time or from time to time prior to the Maturity Date to request advances from the Lender (individually an “Advance” and collectively, the “Advances”) up to a maximum amount of Two Million U.S. Dollars ($2,000,000). Each such Advance shall be reflected on Exhibit B to this Note and initialed as received by an officer or director of Borrower. The Lender shall not be under any obligation to make advances under this Note beyond the Two Million U.S. Dollar maximum amount. The amount of all Advances shall be added to the Principal Amount of the Loan.

e.	The following text is added to the end of Section 2.1 of the Note:

Notwithstanding, Borrower may defer making regular principal payments on the Loan as described above (hereinafter a “Regular Monthly Payment”) and instead pay to Lender a monthly fee in the amount of $10,909 (the “Deferral Fee”) beginning on June 1, 2023 and continuing on the same day of each month thereafter until the Maturity Date or a Deferral Fee Cancellation Notice, whichever comes first. Borrower may pay the Deferral Fee to Lender in lieu of the Regular Monthly Payments provided that (a) Borrower continues to pay, and remains current on, all interest-only payments to Lender, and (b) no Event of Default has occurred under the Loan Documents. The Deferral Fee will be retained by Lender and will not be applied to any principal or interest obligations under the Loan, with any such obligations continuing to accrue and remain outstanding despite Borrower’s voluntary election to pay the Deferral Fee instead of Regular Monthly Payments. For the avoidance of doubt, interest-only payments to Lender, including those paid during the period Borrower is paying a Deferral Fee in lieu of Regular Monthly Payments, shall continue to be applied to such interest obligations under the Loan.

At any time after September 1, 2023, regardless of whether an Event of Default has occurred, Lender may issue a notice in writing to Borrower (a “Deferral Fee Cancellation Notice”) on or before the 15th day of the preceding month that the Deferral Fee will no longer be accepted and that the full Regular Monthly Payment will be due on the first day of the month immediately following said notice. In the Deferral Fee Cancellation Notice, Lender will advise Borrower of the new amount of the Regular Monthly Payment that will be due and owed by Borrower so that the full balance of the Loan will be paid in full by the Maturity Date. If no Deferral Fee Cancellation Notice is issued prior to the Maturity Date, then the full unpaid balance of the Loan will be due and payable on the Maturity Date in a single balloon payment, without further notice or demand.

f.	Section 4.7 of the Note is hereby amended and restated in its entirety to read as follows:

4.7         Loan Premium. A premium on the Initial Loan Amount (the “Loan Premium”) shall be payable by Borrower as part of the Obligations equal to a maximum of 20% of the Initial Loan Amount, such Loan Premium to be earned monthly based on the number of months the Loan remains outstanding. The Loan Premium will be due at Maturity (or if repaid prior to the stated Maturity Date, on the date of such repayment). For example, if the Loan were repaid in full twelve (12) months from the Effective Date, a Loan Premium of $200,000 would be due ($3.0MM*.20x)/36*12=$200,000). The Loan Premium shall be prorated for any partial month.

2.    Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not be effective unless and until each of the following conditions shall have been satisfied in Lender’s sole discretion or waived by Lender, for whose sole benefit such conditions exist:

a.

Documentation. On or before May 30, 2023 (the “Delivery Date”), Borrower shall have delivered, each duly executed and in form and substance satisfactory to Lender, an original executed counterpart of this Amendment, an amendment to the Security Agreement and such other documents as Lender may reasonably request.

b.	No Default. As of the Delivery Date, no Event of Default has occurred under the Loan Documents.

c.

Representations and Warranties. On or before the Delivery Date, the representations and warranties set forth in the Loan Documents shall be true and correct as though made on and as of the date hereof.

d.	Payment of Lender’s Fees and Expenses. On or before the Delivery Date, Borrower shall pay Lender’s attorneys’ fees relating to this Amendment.

3.    Ratification. Borrower:

a.	Acknowledges and agrees that this Amendment constitutes a “Loan Document” as such term is defined in the certain Security Agreement.

b.

Ratifies, confirms, and reaffirms all the terms and conditions of the Note and the other Loan Documents and acknowledges and agrees that the Note and the other Loan Documents remain in full force and effect.

MISCELLANEOUS

4.    No Other Amendments. Except as specifically amended hereby, the Note and the other Loan Documents remain in full force and effect. This Amendment, together with any other Loan Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth herein. No alteration of or amendment to this Amendment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

5.    Reservation of Rights; No Waiver. Lender has not waived, is not by this Amendment waiving, and has no intention of waiving, any defaults which occurred prior to this Amendment, or which may exist at the time of this Amendment, or which may occur after this Amendment. Lender has not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default. Except as expressly set forth in this Amendment, Lender reserves all of its respective rights and remedies under the Loan Documents, at law or in equity, and at such times as Lender from time to time may elect.

6.    Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

7.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

8.    Authorization and Execution. The execution, delivery, and performance by Borrower in connection with this Amendment has been duly authorized by all requisite action by or on behalf of Borrower, and this Amendment has been duly executed and delivered on behalf of Borrower.

9.    Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by its duly authorized officers as of the day and year first above written.

MARK BURISH

/s/ Mark Burish

SONIC FOUNDRY, INC.

By:  /s/ Ken Minor

   Ken Minor, Chief Financial Officer

Signature Page to Amendment to Secured Promissory Note

AMENDMENT TO SECURITY AGREEMENT

This AMENDMENT TO SECURITY AGREEMENT (the “Amendment”), dated as of May 31, 2023, is by and between Mark Burish (“Secured Party”) and Sonic Foundry, Inc. (“Grantor”).

RECITALS

WHEREAS, Secured Party and Grantor are parties to that certain Security Agreement dated as of November 16, 2022 (the “Security Agreement”);

WHEREAS, Secured Party and Grantor wish to amend the Security Agreement as provided herein; and

WHEREAS, capitalized terms used and not specifically defined herein shall have the meanings provided in the Security Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Secured Party and Grantor hereby agree as follows:

AGREEMENTS

1.    Amendments to Security Agreement. Secured Party and Grantor agree to the following amendments to the Security Agreement:

a.	The first recital of the Security Agreement is hereby amended and restated in its entirety to read as follows:

WHEREAS, on the date hereof, the Secured Party has made a loan to the Grantor comprising an initial principal amount of Three Million U.S. Dollars ($3,000,000) (“Initial Loan Amount”) and made available the principal sum of up to a maximum of Two Million U.S. Dollars ($2,000,000), or such lesser amount as may be borrowed by the Maker as Advances under this Agreement (“Additional Loan Amount”) (the Initial Loan Amount and Additional Loan Amount are collectively referred to herein as the “Loan”), evidenced by that certain Secured Promissory Note of even date herewith (as amended, restated, supplemented and/or otherwise modified from time to time, the “Note”) made by the Grantor and payable to the order of the Secured Party; and

b.	Section 1(c) of the Security Agreement is hereby amended to add the following definition:

“Advances” has the meaning as set forth in the Note.

2.    Conditions Precedent to Effectiveness of this Amendment. This Amendment shall not be effective unless and until each of the following conditions shall have been satisfied in Grantor’s sole discretion or waived by Grantor, for whose sole benefit such conditions exist:

a.

Documentation. On or before May 30, 2023 (the “Delivery Date”), Grantor shall have delivered, each duly executed and in form and substance satisfactory to Grantor, an original executed counterpart of this Amendment, and amendment to that certain Secured Promissory Note and such other documents as Secured Party may reasonably request.

b.	No Default. As of the Delivery Date, no Event of Default has occurred under the Loan Documents.

c.

Representations and Warranties. On or before the Delivery Date, the representations and warranties set forth in the Security Agreement, as amended by this Amendment, and the other Loan Documents, shall be true and correct as though made on and as of the date hereof.

d.	Payment of Secured Party’s Fees and Expenses. On or before the Delivery Date, Grantor shall pay Secured Party’s attorneys’ fees relating to this Amendment.

3.    Ratification; Cross-Default and Cross-Collateralization. Grantor:

a.	Acknowledges and agrees that this Amendment constitutes a “Loan Document” as such term is defined in the Security Agreement.

b.

Ratifies, confirms, and reaffirms all the terms and conditions of the Security Agreement and the other Loan Documents and acknowledges and agrees that the Security Agreement and the other Loan Documents remain in full force and effect.

c.

Ratifies, confirms, and reaffirms that (i) the obligations secured by the Security Agreement and the other Loan Documents include, without limitation, the Obligations, and any future modifications, amendments, substitutions or renewals thereof, (ii) all collateral, whether now existing or hereafter acquired, granted to Secured Party pursuant to the Security Agreement and the other Loan Documents or otherwise, shall secure all of the Obligations until full and final payment of the Obligations, except as otherwise expressly stated therein; and (iii) a breach of any term or condition of this Amendment shall, subject to any applicable grace or cure period, without any further action of any party, constitute an Event of Default under the Security Agreement and the other Loan Documents, it being the express intent of the Grantor that all of the Obligations be fully cross-defaulted and, except as may be expressly set forth in the Security Agreement or other Loan Document, fully cross-collateralized.

4.    No Set-Off; Waiver and Release. Grantor acknowledges and agrees there exists no right of set off or recoupment, claim, counterclaim, or defense of any nature whatsoever (hereinafter “Claims”) relating to payment or performance of the Obligations or otherwise against Secured Party, and that if Secured Party now has, or ever did have, any Claims against Secured Party, any Affiliate of Secured Party, or any of their agents, servants, attorneys, advisors, officers, directors, employees, affiliates, representatives, investors, partners, members, managers, predecessors, successors, and assigns (collectively, the “Released Parties”), whether known or unknown, at law or in equity, from the beginning of the world through the date of execution of this Amendment, that and all of such Claims are hereby expressly waived against the Released Parties and Grantor releases the Released Parties for any liability therefor.

MISCELLANEOUS

5.    No Other Amendments. Except as specifically amended hereby, the Security Agreement and the other Loan Documents remain in full force and effect. This Amendment, together with any other Loan Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth herein. No alteration of or amendment to this Amendment shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

6.    Reservation of Rights; No Waiver. Secured Party has not waived, is not by this Amendment waiving, and has no intention of waiving, any defaults which occurred prior to this Amendment, or which may exist at the time of this Amendment, or which may occur after this Amendment. Secured Party has not agreed to forbear with respect to any of its rights or remedies concerning any Events of Default. Except as expressly set forth in this Amendment, Secured Party reserves all of its respective rights and remedies under the Loan Documents, at law or in equity, and at such times as Secured Party from time to time may elect.

7.    Binding Effect. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

8.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

9.    Authorization and Execution. The execution, delivery, and performance by Grantor in connection with this Amendment has been duly authorized by all requisite action by or on behalf of Grantor, and this Amendment has been duly executed and delivered on behalf of Grantor.

10.    Counterparts. This Amendment may be executed in any number of counterparts, all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Receipt of an executed signature page to this Amendment by facsimile or other electronic transmission shall constitute effective delivery thereof.

[Signatures on Next Page]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by its duly authorized officers as of the day and year first above written.

MARK BURISH

/s/ Mark Burish

SONIC FOUNDRY, INC.

By: /s/ Ken Minor

   Ken Minor, Chief Financial Officer

Signature Page to Amendment to Security Agreement